UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 22, 2024

BIO-key International, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13463 (Commission File Number)	41-1741861 (I.R.S. Employer Identification No.)

101 Crawfords Corner Rd, Suite 4116
Holmdel, NJ 07733
(Address of principal executive offices)

(732) 359-1100
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BKYI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

BIO-key International, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday August 22, 2024. All holders of record of the Company’s common stock outstanding as of the close of business on July 1, 2024 were entitled to vote at the Annual Meeting. At the Annual Meeting, stockholders approved the proposals set forth below. Each of the proposals is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on July 10, 2024.

1.         Proposal to elect the following nominees to serve as members of the Company’s board of directors for a one-year term: Michael W. DePasquale, Wong Kwok Fong (Kelvin), Robert J. Michel, Emmanuel Alia, and Cameron E. Williams. Each of the nominees were elected and the final voting results were as follows:

Name	Votes For	Withheld	Broker Non-Votes

Michael DePasquale	368,965	98,549	667,346
Wong Kwok Fong (Kelvin)	368,940	98,574	667,346
Robert J. Michel	368,741	98,773	667,346
Emmanuel Alia	349,187	118,327	667,346
Cameron E. Williams	368,582	98,932	667,346

2.          Proposal to ratify the selection of Bush & Associates CPA LLC as the Company’s independent registered public accounting firm for the year ending December 31, 2024. The proposal was approved, and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
831,104	112,537	191,219	0

3.         Proposal to approve, on a non-binding and advisory basis, the compensation paid to the Company’s named executive officers.  The proposal was approved, and the final voting results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
302,123	101,061	64,330	667,346

4.         Proposal to approve, on a non-binding and advisory basis, the frequency of the advisory approval of the compensation paid to the Company’s named executive officers.  Submitting the compensation of the Company’s named executive officers for approval each year received the most votes and the final voting results are set forth below. In light of the forgoing vote, the Company has decided to include a shareholder vote on the compensation of its named executive officers in its proxy materials each year until the next required vote on the frequency of shareholder votes on the compensation of the Company’s named executive officers.

1 Year	2 Years	3 years	Abstentions	Broker Non-Votes
309,685	5,879	10,787	141,163	667,346

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIO-KEY INTERNATIONAL, INC.
Date: August 28, 2024
	By:	/s/ Cecilia C. Welch
Cecilia C. Welch
Chief Financial Officer